[***] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both not material and would be competively harmful if publicly disclosed.

Exhibit 10.19

PRICING AGREEMENT

This Pricing Agreement (“Agreement”) replaces Pricing Agreement dated November 22, 2017 in its entirety and is entered into as of the date of last signature (“Effective Date”)by and between Personalis, Inc. (hereinafter “Personalis”), a California corporation, having a place of business at 1330 O’Brien Dr., Menlo Park CA 94025-1436, and Illumina, Inc., a Delaware corporation, having a place of business at 5200 Illumina Way, San Diego, CA 92122 (hereinafter “Seller”) referred to individually as “Party” and collectively as “Parties.”

WHEREAS, Personalis has requested from Seller certain product pricing, with such pricing to become effective if and when the products become commercially available; and

WHEREAS, Seller has provided such product pricing to Personalis, with such pricing to become effective if and when the products become commercially available;

NOW THEREFORE, in consideration of the mutual promises set forth herein, the Parties herby agree to the terms and conditions of the Agreement as follows:

1.	Products and Pricing

Products shall be made available to Personalis for purchase pursuant to the pricing listed in Table 1.0.

“Product” or “Kit” means NovaSeq™ 5000/6000 S4 Reagent Kit.

“‘Specified Time Period’ means the applicable stated time period per Table 1.0.”

Table 1.0

S4 Kit Pricing per Specified Time Period:

# Genomes	# of S4 Kits	10/11/17 - 06/30/19	07/01/19 - 12/31/20	01/01/21- 12/31/21	01/01/22 - 12/31/22
[***]	[***]	$[***]	$[***]	$[***]	$[***]
[***]	[***]	$[***]	$[***]	$[***]	$[***]
[***]	[***]	$[***]	$[***]	$[***]	$[***]
[***]	[***]	$[***]	$[***]	$[***]	$[***]
[***]	[***]	$[***]	$[***]	$[***]	$[***]

[***]	[***]	$[***]	$[***]	$[***]	$[***]
[***]	[***]	$[***]	$[***]	$[***]	$[***]
[***]	[***]	$[***]	$[***]	$[***]	$[***]
[***]	[***]	$[***]	$[***]	$[***]	$[***]

On annual basis, Seller will issue Personalis a standing quote that will represent pricing for the Products made available to Personalis, consistent with Table 1.0 for the applicable Specified Time Period (“Standing Quote’”).

Standing Quotes will be valid during the Specified Time Period. With respect to such Standing Quote, for Products shipped during each Specified Time Period referenced in Table 1.0, Illumina shall make available to Customer the price corresponding to the number of Kits for which Customer has committed to use good faith efforts to purchase and take delivery of during such Specified Time Period. Purchase orders for Products shall be issued against the appropriate standing quote provided by Seller to Personalis.

Pricing offered in Table 1.0 is conditioned upon the following:

[***]

2.	Terms and Conditions

If and when the Product is made commercially available, the Product shall be made  available to Personalis for purchase exclusively pursuant to Seller’s then-current terms and conditions located at: https://www.illumina.com/content/dam/illumina-marketing/documents/terms-conditions/united-states/usa-terms-and-conditions-of-sale-general.pdf .

3.	Payment Terms

Seller will invoice upon shipment. For purchases against the Agreement only, all payments are due within [***] days of the date of the invoice. All amounts due shall be paid in the currency found on the invoice. If payment is made by wire or other electronic funds transfer, Personalis is solely responsible for any bank or other fees charged and will reimburse Seller for any such fees. If any payment is not made by the due date Seller may exercise all right and remedies available by law. Personalis shall pay for all costs (including reasonable attorneys’ fees) incurred by Seller in connection with the collection of late payments. Each purchase order is a separate, independent transaction, and Personalis has no right of set-off against other purchase orders or other transactions with Seller. Seller will determine payment terms on a per-order basis and may modify credit terms in its discretion. Any amounts not paid when due will accrue interest at the rate of [***], or the maximum amount allowed by law, if lower.

The Parties indicate their agreement by their signatures of their respective authorized representatives.

PERSONALIS		ILLUMINA, INC.

By:	/s/ Carol J. Tillis	By:	/s/ David Daly

Name:	Carol J. Tillis	Name:	David Daly

Title:	VP Finance and Administration	Title:	Sr. Vice President & General Manager

Date:	3/26/2019	Date:	3/26/2019